UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	February 28, 2017

Date of reporting period :	March 1, 2016 — February 28, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Small Cap Value Fund

Annual report
2 | 28 | 17

4¢
U.S. POSTAGE
3¢

Value funds look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

FUND SYMBOL
CLASS A
PSLAX

Putnam
Small Cap Value
Fund

Annual report
2 | 28 | 17

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Value stocks may fail to rebound, and the market may not favor value-style investing. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

April 7, 2017

Dear Fellow Shareholder:

The early months of 2017 have been generally positive for investor sentiment and financial market performance. Many market indexes have achieved new record highs with relatively low volatility, in contrast to the bouts of uncertainty and turbulence that tested global financial markets in 2016. It is worth noting, however, that the exuberance that greeted the new year calmed somewhat as investors reconsidered a number of ongoing macroeconomic and political risks. In addition, many bond investors remained cautious as the potential for inflation increased.

As always, we believe investors should continue to focus on time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. To help ensure that your portfolio is aligned with your goals, we also believe it is a good idea to speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to announce the arrival of Catharine Bond Hill and Manoj P. Singh to your fund’s Board of Trustees. Dr. Hill and Mr. Singh bring extensive professional and directorship experience to their role as Trustees, and we are pleased to welcome them.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 8–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 2/28/17. See above and pages 8–10 for additional fund performance information. Index descriptions can be found on page 13.

2 Small Cap Value Fund

Eric has an M.B.A. from the University of Chicago Booth School of Business and a B.S. from San Diego State University. He joined Putnam in 2000 and has been in the investment industry since 1994.

In addition to Eric, your fund is managed by David L. Diamond, CFA. Dave has a B.S. from Brown University. He served in the investment industry from 1986 to 2005, and reentered the industry when he joined Putnam in 2017.

Eric, how was the market environment for U.S. small-cap value stocks for the 12-month reporting period ended February 28, 2017?

After a few years of underperformance relative to large-cap stocks, small-cap stocks enjoyed a strong comeback during the reporting period, as the market environment improved and investors’ appetite for riskier assets rose.

When the period began, small-cap stocks were coming off a rocky start in the early weeks of 2016 that preceded the reporting period. The asset class began to rally off those lows in response to a recovery in oil prices, accommodative policies from central banks around the world, and positive U.S. economic data. Small-cap stocks surged once again within days of the United Kingdom’s surprise vote on June 23, 2016, to leave the European Union, as investors came to understand the limited effects of the decision on the U.S. economy. Typically, smaller U.S. companies have been less directly affected by events in non-U.S. markets than large U.S. multinational companies.

The U.S. presidential election added further momentum to the small-cap rally, which saw post-election gains of 18.25% by the end of the period, as measured by the fund’s benchmark,

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Allocations are shown as a percentage of the fund’s net assets as of 2/28/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/17. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Small Cap Value Fund

the Russell 2000 Value Index. One significant factor contributing to the surge was President Trump’s focus on trade. Investors viewed this as favorable for the stocks of smaller companies, which typically have less international exposure and therefore might be less prone to turbulence in the global economy should the administration increase tariffs or incite a trade war. Additionally, many analysts believe Trump’s anticipated infrastructure spending, tax reform, and deregulation agenda could spur greater domestic growth, which could result in meaningful opportunities for smaller companies.

Against this backdrop, small-cap value stocks outperformed most other asset classes, including small-cap growth stocks, mid- and large-cap stocks, and the broader U.S. and international equity markets during the period All eleven sectors of the fund’s benchmark generated positive returns for the reporting period, with economically sensitive cyclicals outperforming the more defensive sectors. Financials was the best-performing sector, climbing more than 30% during the reporting period due to rising interest rates and anticipation of increased demand for lending and lower corporate tax rates under the new administration. Materials, technology, and industrials also performed well.

How did Putnam Small Cap Value Fund perform for the reporting period?

The fund delivered a strong double-digit return at net asset value for the 12 months ended February 28, 2017, outperforming its Lipper peer group average but underperforming its benchmark. Given the strength and breadth of the rally, holding transactional cash in the portfolio and not being fully invested detracted most from fund performance relative to the benchmark. Stock selection within financials was the most significant contributor to performance on an absolute and a benchmark-relative basis. This outperformance was followed by favorable stock selection in technology, transportation, and communication services. Weak stock selection in basic materials and consumer staples detracted from results relative to the benchmark.

Did you make any noteworthy changes to the fund’s asset allocation during the period?

Prior to the U.S. presidential election, the fund had underweight exposure to financials and had nearly 8% in cash. However, with what I believe to be a pro-growth administration in the White House and a Republican-controlled Congress, my outlook became more positive. The day after the election, I began putting some of the cash to work by increasing the portfolio’s exposure to financial and transportation stocks. Within days of the election result, the fund’s cash position declined to approximately 2% of total net assets as a by-product of those investment decisions. At period-end, both financials and transportation represented overweight positions relative to the benchmark.

What stocks aided performance results?

In December 2016, I bought Ichor Holdings, a leading supplier of gas and fluid delivery sub-systems serving the semiconductor capital equipment market, which came to market in an initial public offering. At that time, I believed the company could produce significant top-line growth from increased demand, had room for profit margin expansion, and could attract market share from competitors. Additionally, the stock was attractively valued at the time of purchase — trading at a price that didn’t reflect its earnings potential, in my view. The stock price has doubled since the purchase, but I

Small Cap Value Fund 5

believe it remains significantly undervalued relative to a major competitor.

The fund’s position in Everyday Health rallied when J2 Global announced that it was acquiring the company for $10.50 per share on October 21, 2016. The buyout price represented a 25% premium to the prior day’s closing price. Since I believed that there was limited upside given the current valuation and, in my view, less-than-compelling growth prospects for the new company, I sold the position before the close of that month to lock in profits.

In the information technology sector, the stock of Acacia Communications rose significantly as investors came to appreciate the magnitude of the company’s DSP [digital signal processor] and optical technology advantages in the growing optical communications market. To lock in gains, I sold Acacia in the first half of the period after the stock had become fairly valued, in my opinion.

What holdings detracted most from performance results?

Our decision to not hold a position in Advanced Micro Devices, a producer of semiconductors and semiconductor equipment, detracted significantly from relative performance results, as the stock performed well during the reporting period. In the slow global economic environment that characterized the early months of the period, the company’s heavy debt load and consistent lack of profitability over a multiyear period led us to avoid the stock. With solid demand for its products, the stock rallied despite a weak balance sheet and poor cash flow generation.

The fund’s investment in Gulfport Energy underperformed when management made a surprising acquisition in December 2016 that caused the stock to sell off. We still hold the position, as I believe it’s an asset-rich oil and gas company that is trading at an attractive valuation. The stock of MDC Partners, an advertising firm, which we believed had improving business prospects and cash flows, sold off

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Data in the chart reflect a new calculation methodology put into effect on 9/1/16.

6 Small Cap Value Fund

when fundamentals deteriorated and profit margins eroded. The company’s challenges were amplified by the high leverage on its balance sheet. Given my deteriorating view of MDC Partners’ prospects, I sold the position before period-end.

What are your thoughts about valuations and performance potential for small-cap value stocks in 2017?

With the stock market hovering at all-time highs at period-end, confidence and optimism have returned to the U.S. markets — especially for higher-risk assets. I believe small-cap stocks continue to offer attractive long-term opportunities, but after their considerable rally, investors must be cognizant of not overpaying for that growth potential. As such, I am cautious about sectors where I believe stocks have become expensive relative to their longer-term prospects.

However, after their broad-based resurgence, small-cap stocks are beginning to behave more independently, as investors have become more discerning. This expands our stock-selection opportunities, particularly in stocks that I believe can deliver on their earnings potential. I will continue to focus on my bottom-up stock selection process by investing in quality stocks that are trading at discounts relative to their peers and that, in my opinion, have a potential catalyst for change.

Thank you, Eric, for your time and update on this fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Small Cap Value Fund 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2017, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/17

	Annual average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year

Class A (4/13/99)
Before sales charge	10.00%	64.89%	5.13%	87.26%	13.37%	26.32%	8.10%	38.90%

After sales charge	9.63	55.41	4.51	76.49	12.03	19.06	5.99	30.91

Class B (5/3/99)
Before CDSC	9.72	57.74	4.66	80.21	12.50	23.46	7.28	37.80

After CDSC	9.72	57.74	4.66	78.21	12.25	20.46	6.40	32.80

Class C (7/26/99)
Before CDSC	9.18	52.85	4.33	80.26	12.51	23.49	7.29	37.88

After CDSC	9.18	52.85	4.33	80.26	12.51	23.49	7.29	36.88

Class M (3/29/00)
Before sales charge	9.45	56.90	4.61	82.52	12.79	24.42	7.55	38.26

After sales charge	9.24	51.41	4.24	76.13	11.99	20.06	6.28	33.42

Class R (3/30/07)
Net asset value	9.72	60.80	4.86	84.76	13.06	25.35	7.82	38.55

Class R5 (11/1/13)
Net asset value	10.26	69.53	5.42	90.00	13.70	27.63	8.47	39.36

Class R6 (11/1/13)
Net asset value	10.28	70.00	5.45	90.52	13.76	27.89	8.54	39.54

Class Y (1/3/01)
Net asset value	10.25	69.13	5.40	89.55	13.64	27.30	8.38	39.30

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after six years.

8 Small Cap Value Fund

Comparative index returns For periods ended 2/28/17

	Annual average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year

Russell 2000
Value Index	10.19%	84.40%	6.31%	87.75%	13.43%	27.28%	8.37%	41.29%

Lipper Small-Cap
Value Funds	10.65	91.08	6.60	75.79	11.84	20.91	6.45	34.86
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/28/17, there were 304, 257, 227, 141, and 53 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $15,774 and $15,285, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $15,141. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $16,080, $16,953, $17,000, and $16,913, respectively.

Fund price and distribution information For the 12-month period ended 2/28/17

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	1		1	1	1		1	1	1	1

Income	$0.115		$0.035	$0.038	$0.055		$0.084	$0.169	$0.179	$0.152

Capital gains	—		—	—	—		—	—	—	—

Total	$0.115		$0.035	$0.038	$0.055		$0.084	$0.169	$0.179	$0.152

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

2/29/16	$12.82	$13.60	$10.86	$10.82	$11.70	$12.12	$12.62	$13.32	$13.31	$13.27

2/28/17	17.69	18.77	14.93	14.88	16.12	16.70	17.40	18.39	18.39	18.33

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Small Cap Value Fund 9

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/17

	Annual average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year

Class A (4/13/99)
Before sales charge	9.95%	62.92%	5.00%	82.89%	12.83%	24.20%	7.49%	30.01%

After sales charge	9.59	53.55	4.38	72.38	11.51	17.06	5.39	22.53

Class B (5/3/99)
Before CDSC	9.68	55.98	4.55	76.03	11.97	21.43	6.69	29.08

After CDSC	9.68	55.98	4.55	74.03	11.72	18.43	5.80	24.08

Class C (7/26/99)
Before CDSC	9.14	51.18	4.22	76.09	11.98	21.37	6.67	29.00

After CDSC	9.14	51.18	4.22	76.09	11.98	21.37	6.67	28.00

Class M (3/29/00)
Before sales charge	9.41	55.04	4.48	78.18	12.25	22.33	6.95	29.36

After sales charge	9.19	49.62	4.11	71.94	11.45	18.05	5.69	24.83

Class R (3/30/07)
Net asset value	9.68	58.82	4.73	80.48	12.53	23.16	7.19	29.67

Class R5 (11/1/13)
Net asset value	10.22	67.53	5.30	85.47	13.15	25.40	7.84	30.45

Class R6 (11/1/13)
Net asset value	10.24	67.99	5.32	85.98	13.21	25.73	7.93	30.62

Class Y (1/3/01)
Net asset value	10.21	67.14	5.27	85.03	13.10	25.15	7.76	30.37

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

10 Small Cap Value Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for the
fiscal year ended 2/29/16	1.44%*	2.19%*	2.19%*	1.94%*	1.69%*	1.12%	1.02%	1.19%*

Annualized expense ratio for the
six-month period ended 2/28/17†	1.20%	1.95%	1.95%	1.70%	1.45%	0.87%	0.77%	0.95%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.26%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective September 1, 2016.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 9/1/16 to 2/28/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$6.44	$10.45	$10.45	$9.11	$7.78	$4.67	$4.14	$5.10

Ending value (after expenses)	$1,165.40	$1,161.00	$1,161.00	$1,162.10	$1,163.40	$1,166.70	$1,168.10	$1,166.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Small Cap Value Fund 11

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/28/17, use the following calculation method. To find the value of your investment on 9/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$6.01	$9.74	$9.74	$8.50	$7.25	$4.36	$3.86	$4.76

Ending value (after expenses)	$1,018.84	$1,015.12	$1,015.12	$1,016.36	$1,017.60	$1,020.48	$1,020.98	$1,020.08

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 Small Cap Value Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Small Cap Value Fund 13

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2017, Putnam employees had approximately $482,000,000 and the Trustees had approximately $136,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 Small Cap Value Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Small Cap Value Fund 15

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16 Small Cap Value Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Investment Funds:

We have audited the accompanying statement of assets and liabilities of Putnam Small Cap Value Fund (the fund), a series of Putnam Investments Funds, including the fund’s portfolio, as of February 28, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Small Cap Value Fund as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
April 7, 2017

Small Cap Value Fund 17

The fund’s portfolio 2/28/17

COMMON STOCKS (91.3%)*	Shares	Value

Aerospace and defense (0.2%)

Vectrus, Inc. †	44,970	$1,088,724

		1,088,724

Air freight and logistics (1.0%)

Atlas Air Worldwide Holdings, Inc. †	34,900	1,984,065

Park-Ohio Holdings Corp.	60,549	2,703,513

		4,687,578

Airlines (1.0%)

SkyWest, Inc.	66,400	2,333,960

Spirit Airlines, Inc. †	48,300	2,521,743

		4,855,703

Auto components (2.5%)

Dana, Inc.	131,700	2,487,813

Goodyear Tire & Rubber Co. (The)	69,500	2,435,975

Horizon Global Corp. †	101,212	1,850,155

Modine Manufacturing Co. †	230,500	2,616,175

Stoneridge, Inc. †	164,840	2,784,148

		12,174,266

Banks (18.2%)

Berkshire Hills Bancorp, Inc.	90,800	3,209,780

Camden National Corp.	74,221	3,151,424

Chemical Financial Corp.	47,951	2,554,350

Civista Bancshares, Inc.	94,135	2,064,381

First Bancorp	96,400	2,896,820

First Busey Corp.	99,600	3,079,632

First Connecticut Bancorp, Inc.	93,300	2,253,195

First Financial Bancorp	98,600	2,736,150

First Internet Bancorp	94,223	2,897,357

First Merchants Corp.	111,600	4,477,392

Franklin Financial Network, Inc. †	69,364	2,732,942

Fulton Financial Corp.	173,100	3,310,538

Hanmi Financial Corp.	112,800	3,767,520

IBERIABANK Corp.	41,618	3,527,126

Independent Bank Group, Inc.	43,500	2,753,550

Investors Bancorp, Inc.	167,100	2,444,673

Lakeland Financial Corp.	38,800	1,761,132

Old National Bancorp	193,000	3,541,550

Pacific Premier Bancorp, Inc. †	74,800	2,992,000

Peoples Bancorp, Inc.	97,500	3,170,700

Popular, Inc. (Puerto Rico)	82,220	3,622,613

Preferred Bank	66,831	3,751,892

Southside Bancshares, Inc.	58,023	2,044,150

Sterling Bancorp	157,500	3,898,125

Tristate Capital Holdings, Inc. †	135,674	3,195,123

United Community Banks, Inc./GA	80,800	2,334,312

Univest Corp of Pennsylvania	93,300	2,598,405

Washington Trust Bancorp, Inc.	32,300	1,750,660

18 Small Cap Value Fund

COMMON STOCKS (91.3%)* cont.	Shares	Value

Banks cont.

Western Alliance Bancorp †	45,700	$2,359,948

Wintrust Financial Corp.	45,300	3,338,610

		88,216,050

Beverages (0.4%)

Cott Corp. (Canada) S	183,110	1,951,953

		1,951,953

Biotechnology (1.3%)

Conatus Pharmaceuticals, Inc. † S	286,600	1,395,742

Eagle Pharmaceuticals, Inc. †	31,100	2,385,059

Emergent BioSolutions, Inc. † S	77,185	2,422,065

		6,202,866

Building products (1.3%)

Continental Building Products, Inc. †	91,143	2,228,446

NCI Building Systems, Inc. †	139,991	2,239,856

Ply Gem Holdings, Inc. †	100,900	1,755,660

		6,223,962

Capital markets (0.4%)

OM Asset Management PLC (United Kingdom)	127,403	1,899,579

		1,899,579

Chemicals (2.1%)

American Vanguard Corp.	139,300	2,193,975

Ferro Corp. †	168,400	2,357,600

Innophos Holdings, Inc.	49,300	2,612,407

Kraton Corp. †	46,400	1,263,472

Minerals Technologies, Inc.	23,197	1,791,968

		10,219,422

Commercial services and supplies (1.1%)

ACCO Brands Corp. †	259,000	3,470,600

Ennis, Inc.	115,421	1,887,133

		5,357,733

Construction and engineering (2.7%)

Dycom Industries, Inc. † S	24,700	2,029,846

Granite Construction, Inc.	39,500	2,093,895

MasTec, Inc. †	79,200	3,108,600

Orion Group Holdings, Inc. †	309,500	2,896,920

Quanta Services, Inc. †	79,900	2,981,868

		13,111,129

Construction materials (0.4%)

Summit Materials, Inc. Class A †	87,436	2,088,846

		2,088,846

Consumer finance (1.1%)

Encore Capital Group, Inc. † S	102,140	3,401,262

EZCORP, Inc. Class A †	214,100	1,884,080

		5,285,342

Containers and packaging (0.6%)

Greif, Inc. Class A	47,200	2,691,816

		2,691,816

Small Cap Value Fund 19

COMMON STOCKS (91.3%)* cont.	Shares	Value

Diversified consumer services (1.1%)

Carriage Services, Inc. S	88,900	$2,290,953

DeVry Education Group, Inc. S	88,200	2,835,630

		5,126,583

Electric utilities (2.8%)

ALLETE, Inc.	51,000	3,427,710

IDACORP, Inc.	54,900	4,552,857

PNM Resources, Inc.	72,000	2,613,600

Portland General Electric Co.	65,700	2,978,181

		13,572,348

Electrical equipment (0.5%)

General Cable Corp.	135,400	2,261,180

		2,261,180

Electronic equipment, instruments, and components (3.4%)

Anixter International, Inc. †	30,100	2,507,330

Belden, Inc.	29,600	2,091,240

Control4 Corp. †	260,100	3,883,293

Jabil Circuit, Inc.	119,100	3,038,241

Orbotech, Ltd. (Israel) †	129,800	3,913,470

Sanmina Corp. †	25,500	994,500

		16,428,074

Energy equipment and services (1.2%)

Independence Contract Drilling, Inc. †	173,036	1,029,564

Patterson-UTI Energy, Inc.	168,800	4,662,256

		5,691,820

Equity real estate investment trusts (REITs) (7.0%)

American Assets Trust, Inc.	68,701	3,022,844

Apartment Investment & Management Co. Class A	47,700	2,219,481

CBL & Associates Properties, Inc.	225,800	2,264,774

Clipper Realty, Inc. † S	43,457	591,015

Education Realty Trust, Inc.	46,564	1,962,673

EPR Properties	32,500	2,501,200

Equity Commonwealth †	100,800	3,151,008

iStar, Inc. † S	255,900	3,081,036

LTC Properties, Inc.	51,300	2,474,712

Paramount Group, Inc.	126,900	2,211,867

Rayonier, Inc.	132,000	3,780,480

Summit Hotel Properties, Inc.	302,714	4,658,768

Tanger Factory Outlet Centers, Inc.	62,800	2,127,036

		34,046,894

Food and staples retail (0.8%)

SpartanNash Co.	69,090	2,411,241

SUPERVALU, Inc. †	327,100	1,236,438

		3,647,679

Food products (0.9%)

Nomad Foods, Ltd. (United Kingdom) †	171,200	1,842,112

Sanderson Farms, Inc. S	25,700	2,442,528

		4,284,640

Gas utilities (0.8%)

Southwest Gas Corp.	46,700	3,994,251

		3,994,251

20 Small Cap Value Fund

COMMON STOCKS (91.3%)* cont.	Shares	Value

Health-care providers and services (1.7%)

AMN Healthcare Services, Inc. †	75,900	$3,123,285

Ensign Group, Inc. (The)	142,071	2,676,618

Fulgent Genetics, Inc. †	218,282	2,477,501

		8,277,404

Hotels, restaurants, and leisure (1.9%)

Bloomin’ Brands, Inc.	98,200	1,678,238

Del Taco Restaurants, Inc. † S	205,503	2,550,292

Marriott Vacations Worldwide Corp.	30,400	2,855,472

Penn National Gaming, Inc. †	155,100	2,244,297

		9,328,299

Household durables (0.6%)

Century Communities, Inc. †	133,700	3,055,045

		3,055,045

Independent power and renewable electricity producers (0.2%)

Dynegy, Inc. † S	127,800	1,027,512

		1,027,512

Insurance (5.7%)

American Financial Group, Inc.	35,732	3,360,952

AMERISAFE, Inc.	42,100	2,707,030

CNO Financial Group, Inc.	100,300	2,097,273

Employers Holdings, Inc.	76,100	2,861,360

Hanover Insurance Group, Inc. (The)	26,700	2,403,534

James River Group Holdings, Ltd. (Bermuda)	57,900	2,490,858

Maiden Holdings, Ltd. (Bermuda)	132,800	2,051,760

National General Holdings Corp.	81,400	1,981,276

Reinsurance Group of America, Inc.	31,719	4,125,373

Validus Holdings, Ltd.	61,613	3,552,606

		27,632,022

Internet and direct marketing retail (0.2%)

FTD Cos., Inc. †	40,000	966,400

		966,400

Internet software and services (1.5%)

GTT Communications, Inc. †	117,900	3,289,410

j2 Global, Inc.	50,000	4,071,000

		7,360,410

IT Services (1.2%)

Convergys Corp.	83,300	1,822,604

Everi Holdings, Inc. †	445,000	1,446,250

Virtusa Corp. †	80,400	2,493,204

		5,762,058

Leisure products (0.7%)

Brunswick Corp.	53,100	3,180,159

		3,180,159

Life sciences tools and services (0.9%)

Enzo Biochem, Inc. †	329,500	2,125,275

VWR Corp. †	72,031	2,024,071

		4,149,346

Small Cap Value Fund 21

COMMON STOCKS (91.3%)* cont.	Shares	Value

Machinery (0.9%)

EnPro Industries, Inc.	34,500	$2,252,160

Kadant, Inc.	33,700	2,086,030

		4,338,190

Media (0.8%)

Live Nation Entertainment, Inc. †	78,000	2,215,980

Madison Square Garden Co. (The) Class A †	9,766	1,751,630

		3,967,610

Metals and mining (0.6%)

Ferroglobe PLC (United Kingdom)	270,395	2,917,562

Ferroglobe Representation & Warranty Insurance Trust † F	270,395	—

		2,917,562

Mortgage real estate investment trusts (REITs) (1.0%)

Cherry Hill Mortgage Investment Corp.	64,338	1,193,470

Redwood Trust, Inc.	215,400	3,526,098

		4,719,568

Multi-utilities (0.5%)

Avista Corp.	56,200	2,240,694

		2,240,694

Oil, gas, and consumable fuels (3.9%)

Aegean Marine Petroleum Network, Inc. (Greece) S	252,015	2,545,352

Callon Petroleum Co. †	199,184	2,513,702

Energen Corp. †	85,500	4,488,750

Gulfport Energy Corp. †	102,100	1,770,414

PBF Energy, Inc. Class A	109,200	2,674,308

PDC Energy, Inc. †	42,200	2,852,298

Ring Energy, Inc. †	151,380	1,871,057

		18,715,881

Personal products (0.5%)

Edgewell Personal Care Co. †	32,000	2,362,880

		2,362,880

Pharmaceuticals (0.4%)

Sucampo Pharmaceuticals, Inc. Class A † S	163,400	1,919,950

		1,919,950

Real estate management and development (0.6%)

RE/MAX Holdings, Inc. Class A	49,620	2,853,150

		2,853,150

Road and rail (1.7%)

Marten Transport, Ltd.	96,500	2,369,075

Saia, Inc. †	62,700	3,031,545

YRC Worldwide, Inc. †	235,100	3,018,684

		8,419,304

Semiconductors and semiconductor equipment (5.5%)

Advanced Energy Industries, Inc. †	26,500	1,645,650

Exar Corp. †	270,800	2,832,568

FormFactor, Inc. †	272,900	2,906,385

Ichor Holdings, Ltd. †	154,274	2,898,808

MaxLinear, Inc. Class A †	108,100	2,814,924

Silicon Motion Technology Corp. ADR (Taiwan)	66,100	2,682,999

Teradyne, Inc.	124,100	3,529,404

22 Small Cap Value Fund

COMMON STOCKS (91.3%)* cont.	Shares	Value

Semiconductors and semiconductor equipment cont.

Tower Semiconductor, Ltd. (Israel) † S	206,500	$4,739,175

Xperi Corp.	78,300	2,807,055

		26,856,968

Specialty retail (0.4%)

Tailored Brands, Inc.	87,600	2,024,436

		2,024,436

Technology hardware, storage, and peripherals (1.4%)

BancTec, Inc. 144A CVR F	160,833	—

NCR Corp. †	68,100	3,273,567

Super Micro Computer, Inc. †	131,000	3,406,000

		6,679,567

Textiles, apparel, and luxury goods (0.3%)

Perry Ellis International, Inc. †	68,535	1,596,180

		1,596,180

Thrifts and mortgage finance (4.9%)

Astoria Financial Corp.	126,100	2,331,589

BofI Holding, Inc. † S	87,100	2,747,134

First Defiance Financial Corp.	63,800	3,135,770

Meta Financial Group, Inc. S	42,400	3,629,440

NMI Holdings, Inc. Class A †	219,900	2,440,890

Provident Financial Services, Inc.	72,400	1,922,220

Walker & Dunlop, Inc. †	74,849	3,042,612

Washington Federal, Inc.	66,600	2,254,410

WSFS Financial Corp.	52,300	2,384,877

		23,888,942

Trading companies and distributors (0.5%)

BMC Stock Holdings, Inc. † S	126,400	2,654,400

		2,654,400

Total common stocks (cost $345,477,626)		$442,002,375

INVESTMENT COMPANIES (3.1%)*	Shares	Value

Hercules Capital, Inc. S	235,523	$3,488,096

Medley Capital Corp. S	446,200	3,382,196

Solar Capital, Ltd.	134,058	2,985,472

TCP Capital Corp.	170,348	2,923,172

TriplePoint Venture Growth BDC Corp.	162,574	2,126,468

Total investment companies (cost $14,390,772)		$14,905,404

SHORT-TERM INVESTMENTS (13.2%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.97% [d]	33,533,970	$33,533,970

Putnam Short Term Investment Fund 0.76% L	30,472,680	30,472,680

Total short-term investments (cost $64,006,650)		$64,006,650

TOTAL INVESTMENTS

Total investments (cost $423,875,048)		$520,914,429

Small Cap Value Fund 23

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
CVR	Contingent Value Rights

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2016 through February 28, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $484,145,515.

† This security is non-income-producing.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

24 Small Cap Value Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$41,418,978	$—	$—

Consumer staples	12,247,152	—	—

Energy	24,407,701	—	—

Financials	151,641,503	—	—

Health care	20,549,566	—	—

Industrials	52,997,903	—	—

Information technology	63,087,077	—	— **

Materials	17,917,646	—	—

Real estate	36,900,044	—	—

Utilities	20,834,805	—	—

Total common stocks	442,002,375	—	—

Investment companies	14,905,404	—	—

Short-term investments	30,472,680	33,533,970	—

Totals by level	$487,380,459	$33,533,970	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

** Value of Level 3 security is $—.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Small Cap Value Fund 25

Statement of assets and liabilities 2/28/17

ASSETS

Investment in securities, at value, including $32,180,599 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $359,868,398)	$456,907,779
Affiliated issuers (identified cost $64,006,650) (Notes 1 and 5)	64,006,650

Dividends, interest and other receivables	501,065

Receivable for shares of the fund sold	1,824,779

Receivable for investments sold	5,426,547

Prepaid assets	64,404

Total assets	528,731,224

LIABILITIES

Payable for investments purchased	9,319,798

Payable for shares of the fund repurchased	1,004,029

Payable for compensation of Manager (Note 2)	232,275

Payable for custodian fees (Note 2)	11,551

Payable for investor servicing fees (Note 2)	151,579

Payable for Trustee compensation and expenses (Note 2)	123,071

Payable for administrative services (Note 2)	1,487

Payable for distribution fees (Note 2)	96,812

Collateral on securities loaned, at value (Note 1)	33,533,970

Other accrued expenses	111,137

Total liabilities	44,585,709

Net assets	$484,145,515

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$374,111,894

Distributions in excess of net investment income (Note 1)	—

Accumulated net realized gain on investments (Note 1)	12,994,240

Net unrealized appreciation of investments	97,039,381

Total — Representing net assets applicable to capital shares outstanding	$484,145,515

(Continued on next page)

26 Small Cap Value Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($187,838,702 divided by 10,620,475 shares)	$17.69

Offering price per class A share (100/94.25 of $17.69)*	$18.77

Net asset value and offering price per class B share ($3,423,729 divided by 229,270 shares)**	$14.93

Net asset value and offering price per class C share ($22,025,325 divided by 1,479,788 shares)**	$14.88

Net asset value and redemption price per class M share ($1,482,153 divided by 91,934 shares)	$16.12

Offering price per class M share (100/96.50 of $16.12)*	$16.70

Net asset value, offering price and redemption price per class R share
($976,911 divided by 56,145 shares)	$17.40

Net asset value, offering price and redemption price per class R5 share
($469,389 divided by 25,518 shares)	$18.39

Net asset value, offering price and redemption price per class R6 share
($56,106,154 divided by 3,050,989 shares)	$18.39

Net asset value, offering price and redemption price per class Y share
($211,823,152 divided by 11,555,414 shares)	$18.33

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Small Cap Value Fund 27

Statement of operations Year ended 2/28/17

INVESTMENT INCOME

Dividends (net of foreign tax of $51,054)	$6,295,710

Interest (including interest income of $159,907 from investments in affiliated issuers) (Note 5)	160,004

Securities lending (net of expenses) (Notes 1 and 5)	239,717

Total investment income	6,695,431

EXPENSES

Compensation of Manager (Note 2)	2,483,495

Investor servicing fees (Note 2)	794,284

Custodian fees (Note 2)	21,845

Trustee compensation and expenses (Note 2)	24,487

Distribution fees (Note 2)	629,770

Administrative services (Note 2)	11,918

Other	302,149

Fees waived and reimbursed by Manager (Note 2)	(3,991)

Total expenses	4,263,957

Expense reduction (Note 2)	(23,247)

Net expenses	4,240,710

Net investment income	2,454,721

Net realized gain on investments (Notes 1 and 3)	23,148,318

Net unrealized appreciation of investments during the year	102,886,041

Net gain on investments	126,034,359

Net increase in net assets resulting from operations	$128,489,080

The accompanying notes are an integral part of these financial statements.

28 Small Cap Value Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 2/28/17	Year ended 2/29/16

Operations

Net investment income	$2,454,721	$2,738,140

Net realized gain on investments	23,148,318	3,472,455

Net unrealized appreciation (depreciation) of investments	102,886,041	(50,496,419)

Net increase (decrease) in net assets resulting
from operations	128,489,080	(44,285,824)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(1,193,020)	(1,369,833)

Class B	(7,267)	(10,630)

Class C	(53,673)	(89,971)

Class M	(4,907)	(5,928)

Class R	(5,257)	(5,700)

Class R5	(4,383)	(151)

Class R6	(508,691)	(156,852)

Class Y	(1,629,123)	(1,660,501)

Net realized short-term gain on investments

Class A	—	(268,300)

Class B	—	(5,494)

Class C	—	(34,858)

Class M	—	(2,191)

Class R	—	(1,383)

Class R5	—	(23)

Class R6	—	(22,461)

Class Y	—	(260,769)

From net realized long-term gain on investments
Class A	—	(6,054,715)

Class B	—	(123,974)

Class C	—	(786,641)

Class M	—	(49,460)

Class R	—	(31,219)

Class R5	—	(522)

Class R6	—	(506,873)

Class Y	—	(5,884,768)

From return of capital
Class A	—	(431,661)

Class B	—	(3,350)

Class C	—	(28,352)

Class M	—	(1,868)

Class R	—	(1,796)

Class R5	—	(48)

Class R6	—	(49,427)

Class Y	—	(523,256)
Increase from capital share transactions (Note 4)	27,790,693	36,710,246

Total increase (decrease) in net assets	152,873,452	(25,948,553)

NET ASSETS

Beginning of year	331,272,063	357,220,616

End of year (including distributions in excess
of net investment income of $— and undistributed net
investment income of $—, respectively)	$484,145,515	$331,272,063

The accompanying notes are an integral part of these financial statements.

Small Cap Value Fund 29

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA

														Ratio of net
	Net asset	Net	Net realized			From							Ratio	investment
	value,	investment	and unrealized	Total from	From	net realized				Net asset	Total return	Net assets,	of expenses	income (loss)
	beginning	income	gain (loss)	investment	net investment	gain	From	Total	Redemption	value, end	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	(loss)[a]	on investments	operations	income	on investments	return of capital	distributions	fees	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)

Class A

February 28, 2017	$12.82	.08	4.91	4.99	(.12)	—	—	(.12)	—	$17.69	38.90	$187,839	1.18[d]	.53[d]	63

February 29, 2016	15.34	.10	(1.87)	(1.77)	(.13)	(.58)	(.04)	(.75)	—	12.82	(12.04)	142,656	1.15	.70	62

February 28, 2015	15.45	.09	.42	.51	(.12)	(.50)	—	(.62)	—	15.34	3.40	172,363	1.18	.60	54

February 28, 2014	12.05	.05	3.51	3.56	(.10)	(.06)	—	(.16)	—[e]	15.45	29.58	171,473	1.21	.33	68

February 28, 2013	10.54	.08	1.44	1.52	(.01)	—	—	(.01)	—[e]	12.05	14.40	133,547	1.28	.71	64

Class B

February 28, 2017	$10.86	(.03)	4.14	4.11	(.04)	—	—	(.04)	—	$14.93	37.80	$3,424	1.93[d]	(.25)[d]	63

February 29, 2016	13.10	—[e]	(1.59)	(1.59)	(.05)	(.58)	(.02)	(.65)	—	10.86	(12.68)	2,398	1.90	(.03)	62

February 28, 2015	13.28	(.02)	.35	.33	(.01)	(.50)	—	(.51)	—	13.10	2.60	3,398	1.93	(.16)	54

February 28, 2014	10.39	(.05)	3.01	2.96	(.01)	(.06)	—	(.07)	—[e]	13.28	28.55	4,215	1.96	(.41)	68

February 28, 2013	9.15	—[e]	1.24	1.24	—	—	—	—	—[e]	10.39	13.55	3,764	2.03	(.04)	64

Class C

February 28, 2017	$10.82	(.03)	4.13	4.10	(.04)	—	—	(.04)	—	$14.88	37.88	$22,025	1.93[d]	(.23)[d]	63

February 29, 2016	13.09	(.01)	(1.60)	(1.61)	(.06)	(.58)	(.02)	(.66)	—	10.82	(12.78)	15,527	1.90	(.05)	62

February 28, 2015	13.29	(.02)	.36	.34	(.04)	(.50)	—	(.54)	—	13.09	2.68	17,701	1.93	(.15)	54

February 28, 2014	10.41	(.05)	3.02	2.97	(.03)	(.06)	—	(.09)	—[e]	13.29	28.58	14,732	1.96	(.43)	68

February 28, 2013	9.17	—[e]	1.24	1.24	—	—	—	—	—[e]	10.41	13.52	9,244	2.03	(.05)	64

Class M

February 28, 2017	$11.70	—[e]	4.48	4.48	(.06)	—	—	(.06)	—	$16.12	38.26	$1,482	1.68[d]	.03[d]	63

February 29, 2016	14.06	.03	(1.72)	(1.69)	(.07)	(.58)	(.02)	(.67)	—	11.70	(12.51)	1,097	1.65	.21	62

February 28, 2015	14.22	.01	.38	.39	(.05)	(.50)	—	(.55)	—	14.06	2.85	1,524	1.68	.10	54

February 28, 2014	11.11	(.02)	3.22	3.20	(.03)	(.06)	—	(.09)	—[e]	14.22	28.87	1,460	1.71	(.16)	68

February 28, 2013	9.76	.02	1.33	1.35	—	—	—	—	—[e]	11.11	13.83	1,294	1.78	.22	64

Class R

February 28, 2017	$12.62	.04	4.82	4.86	(.08)	—	—	(.08)	—	$17.40	38.55	$977	1.43[d]	.29[d]	63

February 29, 2016	15.12	.06	(1.85)	(1.79)	(.10)	(.58)	(.03)	(.71)	—	12.62	(12.28)	743	1.40	.39	62

February 28, 2015	15.25	.05	.41	.46	(.09)	(.50)	—	(.59)	—	15.12	3.14	772	1.43	.35	54

February 28, 2014	11.91	.01	3.46	3.47	(.07)	(.06)	—	(.13)	—[e]	15.25	29.20	567	1.46	.07	68

February 28, 2013	10.44	.05	1.42	1.47	—	—	—	—	—[e]	11.91	14.08	381	1.53	.47	64

Class R5

February 28, 2017	$13.32	.13	5.11	5.24	(.17)	—	—	(.17)	—	$18.39	39.36	$469	.87[d]	.80[d]	63

February 29, 2016	15.90	.15	(1.94)	(1.79)	(.16)	(.58)	(.05)	(.79)	—	13.32	(11.73)	14.86		.96	62

February 28, 2015	15.98	.15	.43	.58	(.16)	(.50)	—	(.66)	—	15.90	3.76	12.88		.90	54

February 28, 2014†	14.98	.03	1.13	1.16	(.10)	(.06)	—	(.16)	—	15.98	7.78*	11	.29*	.22*	68

Class R6

February 28, 2017	$13.31	.14	5.12	5.26	(.18)	—	—	(.18)	—	$18.39	39.54	$56,106	.77[d]	.85[d]	63

February 29, 2016	15.90	.15	(1.94)	(1.79)	(.17)	(.58)	(.05)	(.80)	—	13.31	(11.71)	21,860.76		.97	62

February 28, 2015	15.99	.16	.43	.59	(.18)	(.50)	—	(.68)	—	15.90	3.81	13,129.78		1.00	54

February 28, 2014†	14.98	.01	1.16	1.17	(.10)	(.06)	—	(.16)	—	15.99	7.87*	14,260	.25*	.08*	68

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30 Small Cap Value Fund	Small Cap Value Fund 31

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA

														Ratio of net
	Net asset	Net	Net realized			From							Ratio	investment
	value,	investment	and unrealized	Total from	From	net realized				Net asset	Total return	Net assets,	of expenses	income (loss)
	beginning	income	gain (loss)	investment	net investment	gain	From	Total	Redemption	value, end	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	(loss)[a]	on investments	operations	income	on investments	return of capital	distributions	fees	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)

Class Y

February 28, 2017	$13.27	.12	5.09	5.21	(.15)	—	—	(.15)	—	$18.33	39.30	$211,823	.93[d]	.76[d]	63

February 29, 2016	15.86	.14	(1.94)	(1.80)	(.16)	(.58)	(.05)	(.79)	—	13.27	(11.86)	146,979.90		.94	62

February 28, 2015	15.95	.14	.43	.57	(.16)	(.50)	—	(.66)	—	15.86	3.68	148,321.93		.86	54

February 28, 2014	12.44	.08	3.62	3.70	(.13)	(.06)	—	(.19)	—[e]	15.95	29.82	96,735.96		.51	68

February 28, 2013	10.88	.10	1.50	1.60	(.04)	—	—	(.04)	—[e]	12.44	14.70	20,091	1.03	.94	64

* Not annualized.

† For the period November 1, 2013 (commencement of operations) to February 28, 2014.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

e Amount represents less than $0.01 per share.

Notes to financial statements 2/28/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from March 1, 2016 through February 28, 2017.

Putnam Small Cap Value Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks of small U.S. companies, with a focus on value stocks. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of its stock may rise. Under normal circumstances, the fund invests at least 80% of its net assets in companies of a size similar to those in the Russell 2000 Value Index. This policy may be changed only after 60 days’ notice to shareholders. As of April 30, 2016, the index was composed of companies with a value orientation having market capitalizations of between approximately $9.51 million and approximately $5.26 billion. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares will be closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately six years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The accompanying notes are an integral part of these financial statements.

32 Small Cap Value Fund	Small Cap Value Fund 33

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific

34 Small Cap Value Fund

security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $33,533,970 and the value of securities loaned amounted to $32,180,599.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains

Small Cap Value Fund 35

or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from nontaxable dividends and from a redesignation of taxable distributions. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $951,600 to decrease distributions in excess of net investment income and $951,600 to decrease accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$108,231,801

Unrealized depreciation	(11,518,936)

Net unrealized appreciation	96,712,865

Undistributed short-term gain	2,833,508

Undistributed long-term gain	10,487,247

Cost for federal income tax purposes	$424,201,564

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,

0.730%	of the next $5 billion,	0.560%	of the next $50 billion,

0.680%	of the next $10 billion,	0.550%	of the next $100 billion and

0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.627% of the fund’s average net assets.

Putnam Management has contractually agreed, through June 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $3,991.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage

36 Small Cap Value Fund

the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services, Inc. had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$352,291	Class R5	563

Class B	5,892	Class R6	19,169

Class C	39,434	Class Y	372,175

Class M	2,728	Total	$794,284

Class R	2,032

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $575 under the expense offset arrangements and by $22,672 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $363, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension

Small Cap Value Fund 37

liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to the following class shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount

Class A	0.35%	0.25%	$406,644

Class B	1.00%	1.00%	27,169

Class C	1.00%	1.00%	181,823

Class M	1.00%	0.75%	9,440

Class R	1.00%	0.50%	4,694

Total			$629,770

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $25,817 and $3,002 from the sale of class A and class M shares, respectively, and received $2,796 and $115 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $129 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$259,858,933	$229,772,661

U.S. government securities (Long-term)	—	—

Total	$259,858,933	$229,772,661

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 2/28/17		YEAR ENDED 2/29/16
Class A	Shares	Amount	Shares	Amount

Shares sold	2,112,043	$34,192,258	1,636,137	$24,001,597

Shares issued in connection with
reinvestment of distributions	65,716	1,141,486	543,652	7,752,471

	2,177,759	35,333,744	2,179,789	31,754,068

Shares repurchased	(2,688,551)	(41,789,392)	(2,285,492)	(33,392,653)

Net decrease	(510,792)	$(6,455,648)	(105,703)	$(1,638,585)

38 Small Cap Value Fund

	YEAR ENDED 2/28/17		YEAR ENDED 2/29/16
Class B	Shares	Amount	Shares	Amount

Shares sold	77,924	$1,088,340	36,178	$462,686

Shares issued in connection with
reinvestment of distributions	487	7,159	11,710	141,693

	78,411	1,095,499	47,888	604,379

Shares repurchased	(70,005)	(915,306)	(86,328)	(1,088,382)

Net increase (decrease)	8,406	$180,193	(38,440)	$(484,003)

	YEAR ENDED 2/28/17		YEAR ENDED 2/29/16
Class C	Shares	Amount	Shares	Amount

Shares sold	384,215	$5,182,322	277,732	$3,498,217

Shares issued in connection with
reinvestment of distributions	3,558	52,084	75,248	907,495

	387,773	5,234,406	352,980	4,405,712

Shares repurchased	(342,634)	(4,451,444)	(271,061)	(3,283,791)

Net increase	45,139	$782,962	81,919	$1,121,921

	YEAR ENDED 2/28/17		YEAR ENDED 2/29/16
Class M	Shares	Amount	Shares	Amount

Shares sold	9,073	$138,727	5,130	$65,990

Shares issued in connection with
reinvestment of distributions	293	4,637	4,448	57,953

	9,366	143,364	9,578	123,943

Shares repurchased	(11,147)	(158,705)	(24,253)	(342,951)

Net decrease	(1,781)	$(15,341)	(14,675)	$(219,008)

	YEAR ENDED 2/28/17		YEAR ENDED 2/29/16
Class R	Shares	Amount	Shares	Amount

Shares sold	23,247	$350,078	71,693	$1,050,761

Shares issued in connection with
reinvestment of distributions	307	5,257	2,856	40,098

	23,554	355,335	74,549	1,090,859

Shares repurchased	(26,257)	(406,765)	(66,772)	(976,616)

Net increase (decrease)	(2,703)	$(51,430)	7,777	$114,243

	YEAR ENDED 2/28/17		YEAR ENDED 2/29/16
Class R5	Shares	Amount	Shares	Amount

Shares sold	26,560	$377,441	344	$5,295

Shares issued in connection with
reinvestment of distributions	243	4,383	50	744

	26,803	381,824	394	6,039

Shares repurchased	(2,330)	(39,210)	(110)	(1,753)

Net increase	24,473	$342,614	284	$4,286

Small Cap Value Fund 39

	YEAR ENDED 2/28/17		YEAR ENDED 2/29/16
Class R6	Shares	Amount	Shares	Amount

Shares sold	1,946,487	$31,105,849	857,565	$11,644,876

Shares issued in connection with
reinvestment of distributions	28,198	508,691	49,737	735,613

	1,974,685	31,614,540	907,302	12,380,489

Shares repurchased	(565,746)	(9,335,921)	(90,752)	(1,344,751)

Net increase	1,408,939	$22,278,619	816,550	$11,035,738

	YEAR ENDED 2/28/17		YEAR ENDED 2/29/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	4,688,181	$77,216,313	5,046,266	$75,681,191

Shares issued in connection with
reinvestment of distributions	89,697	1,613,646	557,077	8,222,461

	4,777,878	78,829,959	5,603,343	83,903,652

Shares repurchased	(4,295,397)	(68,101,235)	(3,880,774)	(57,127,998)

Net increase	482,481	$10,728,724	1,722,569	$26,775,654

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at
	the beginning				Fair value at
	of the				the end of the
	reporting			Investment	reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Cash Collateral
Pool, LLC*	$30,348,693	$161,315,506	$158,130,229	$179,981	$33,533,970

Putnam Short Term
Investment Fund**	39,503,378	134,906,151	143,936,849	159,907	30,472,680

Totals	$69,852,071	$296,221,657	$302,067,078	$339,888	$64,006,650

* No management fees are charged to Putnam Cash Collateral Pool, LLC.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

40 Small Cap Value Fund

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $11,535,972 as a capital gain dividend with respect to the taxable year ended February 28, 2017, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 57.88% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 69.95%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $41,898 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2018 will show the tax status of all distributions paid to your account in calendar 2017.

Small Cap Value Fund 41

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

42 Small Cap Value Fund

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization. Served on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm focused on health, social and environmental policy, and international development. Trustee of Carnegie Mellon University. Trustee of Rubin Museum of Art. Director of Pratham USA, an organization dedicated to children's education in India. Member of the Advisory Board of Altimetrik, a business transformation and technology solutions firm. Director of DXC Technology, a global IT services and consulting company

Small Cap Value Fund 43

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of February 28, 2017, there were 112 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive Officer,	Vice President, Principal Financial Officer, Principal
and Compliance Liaison	Accounting Officer, and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	Susan G. Malloy (Born 1957)
General Counsel, Putnam Investments,	Vice President and Assistant Treasurer
Putnam Management, and Putnam Retail Management	Since 2007
Director of Accounting & Control Services,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance, Putnam
Michael J. Higgins (Born 1976)	Investments and Putnam Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Vice President, Director of Proxy Voting and Corporate
Governance, Assistant Clerk, and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

44 Small Cap Value Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	Catharine Bond Hill	Janet C. Smith
London, England SW1A 1LD	John A. Hill	Vice President,
	Paul L. Joskow	Principal Financial Officer,
Marketing Services	Robert E. Patterson	Principal Accounting Officer,
Putnam Retail Management	George Putnam, III	and Assistant Treasurer
One Post Office Square	Robert L. Reynolds
Boston, MA 02109	Manoj P. Singh	Susan G. Malloy
	W. Thomas Stephens	Vice President and
Custodian		Assistant Treasurer
State Street Bank	Officers
and Trust Company	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Legal Counsel		BSA Compliance Officer
Ropes & Gray LLP	Jonathan S. Horwitz
	Executive Vice President,	Nancy E. Florek
Independent Registered	Principal Executive Officer,	Vice President, Director of
Public Accounting Firm	and Compliance Liaison	Proxy Voting and Corporate
KPMG LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Small Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN069 305430 4/17

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

February 28, 2017	$40,862	$ —	$4,550	$ —
February 29, 2016	$39,475	$ —	$4,400	$ —

For the fiscal years ended February 28, 2017 and February 29, 2016, the fund's independent auditor billed aggregate non-audit fees in the amounts of $4,550 and $4,400 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

February 28, 2017	$ —	$ —	$ —	$ —

February 29, 2016	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 27, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: April 27, 2017